                                                                    EXHIBIT 99.5

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the July 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the June, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.



A)   Information Regarding Distributions to
     the Class A Certificateholders, per $1,000 original certificate principal amount.



     (1)  The total amount of the distribution
     to Class A Certificateholders, per
     $1,000 original certificate
     principal amount                                              $   4.2812500


     (2)  The amount of the distribution set
     forth in paragraph 1 above in respect
     of interest on the Class A Certificates,
     per $1,000 original certificate
     principal amount                                              $   4.2812500


     (3)  The amount of the distribution set
     forth in paragraph 1 above in respect
     of principal of the Class A Certificates,
     per $1,000 original certificate
     principal amount                                              $   0.0000000

B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)  The amount of Class A Investor
     Charge Offs                                                   $   0.0000000

     (2)  The amount of Class A Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                              $   0.0000000

     (3)  The total amount reimbursed in
     respect of Class A Investor Charge Offs                       $   0.0000000

     (4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                  $   0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution Date                    $   0.0000000



C)   Information Regarding Distributions to
     the Class B Certificateholders, per
     $1,000 original certificate principal amount.

     (1)  The total amount of the distribution
     to Class B Certificatedholders,per $1,000
     original certificate principal amount                         $   4.4687501

     (2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     cerificate principal amount                                   $   4.4687501

     (3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal on the Class B
     Certificates, per $1,000 original
     cerificate principal amount                                   $   0.0000000

D)   Class B Investor Charge Offs
     and Reimbursement of Charge Offs

     (1)  The amount of Class B Investor
     Charge Offs                                                   $   0.0000000

     (2)  The amount of Class B Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                              $   0.0000000

     (3)  The total amount reimbursed in
     respect of Class B Investor Charge Offs                       $   0.0000000

     (4)  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount                                              $   0.0000000

     (5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution Date                    $   0.0000000


                                               First USA Bank, NA,
                                               as Servicer


                                               By /s/ Tracie Klein
                                                 ----------------------------
                                                      Tracie H. Klein
                                                      First Vice President